Report of
Independent
Registered
Public
Accounting
Firm

To the Board of
Trustees and
Shareowners of
Pioneer
Fundamental
Growth Fund

In planning and
performing our
audit of the
financial
statements of
Pioneer
Fundamental
Growth Fund as
of and for the
year ended
March 31, 2008,
in accordance
with the
standards of the
Public Company
Accounting
Oversight Board
(United States),
we considered
its internal
control over
financial
reporting,
including
controls over
safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply with
the requirements
of Form N-
SAR, but not for
the purpose of
expressing an
opinion on the
effectiveness of
Pioneer
Fundamental
Growth Fund's
internal control
over financial
reporting.
Accordingly, we
express no such
opinion.

The
management of
Pioneer
Fundamental
Growth Fund is
responsible for
establishing and
maintaining
effective
internal control
over financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to
assess the
expected
benefits and
related costs of
controls. A
company's
internal control
over financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the preparation
of financial
statements for
external
purposes in
accordance with
generally
accepted
accounting
principles. Such
internal control
over financial
reporting
includes those
policies and
procedures that
(1) pertain to the
maintenance of
records that, in
reasonable
detail,
accurately and
fairly reflect the
transactions and
dispositions of
the assets of the
company; (2)
provide
reasonable
assurance that
transactions are
recorded as
necessary to
permit
preparation of
financial
statements in
accordance with
generally
accepted
accounting
principles, and
that receipts and
expenditures of
the company are
being made only
in accordance
with
authorizations of
management
and directors of
the company;
and (3) provide
reasonable
assurance
regarding
prevention or
timely detection
of unauthorized
acquisition, use
or disposition of
a company's
assets that could
have a material
effect on the
financial
statements.

Because of its
inherent
limitations,
internal control
over financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of effectiveness
to future periods
are subject to
the risk that
controls may
become
inadequate
because of
changes in
conditions, or
that the degree
of compliance
with the policies
or procedures
may deteriorate.

A deficiency in
internal control
over financial
reporting exists
when the design
or operation of a
control does not
allow
management or
employees, in
the normal
course of
performing their
assigned
functions, to
prevent or detect
misstatements
on a timely
basis. A material
weakness is a
deficiency, or
combination of
deficiencies, in
internal control
over financial
reporting, such
that there is a
reasonable
possibility that a
material
misstatement of
the company's
annual or
interim financial
statements will
not be prevented
or detected on a
timely basis.

Our
consideration of
Pioneer
Fundamental
Growth Fund's
internal control
over financial
reporting was
for the limited
purpose
described in the
first paragraph
and would not
necessarily
disclose all
deficiencies in
internal control
that might be
material
weaknesses
under standards
established by
the Public
Company
Accounting
Oversight Board
(United States).
However, we
noted no
deficiencies in
Pioneer
Fundamental
Growth Fund's
internal control
over financial
reporting and its
operation,
including
controls over
safeguarding
securities that
we consider to
be a material
weakness as
defined above as
of March 31,
2008.

This report is
intended solely
for the
information and
use of
management
and the Board of
Trustees of
Pioneer
Fundamental
Growth Fund
and the
Securities and
Exchange
Commission
and is not
intended to be
and should not
be used by
anyone other
than these
specified
parties.







Boston,
Massachusetts
May 20, 2008